UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 1, 2026
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2026, the Board of Directors (the “Board”) of Ring Energy, Inc. (the “Company”) appointed Rocky Kwon as Chief Accounting Officer and principal accounting officer of the Company in addition to his current positions as Vice President and Principal Financial Officer of the Company and was Interim Chief Financial Officer until February 27, 2026 when, as previously announced, Sundip “Sonu” S. Johl commenced his employment as Executive Vice President and Chief Financial Officer of the Company.

Mr. Kwon has served as the Company’s Vice President of Accounting and Assistant Treasurer since March 2025, as Controller since July 2021 and served as Interim Chief Financial Officer and Principal Financial Officer since September 2025. Prior to July 2021, Mr. Kwon was the Assistant Controller at Earthstone Energy, Inc. Mr. Kwon received a Bachelor of Business Administration, Accounting degree from the University of Texas at San Antonio.

There are no family relationships between Mr. Kwon and any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Kwon and any other persons pursuant to which Mr. Kwon was appointed as Principal Accounting Officer of the Company. There are no related party transactions involving Mr. Kwon that are reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	March 3, 2026	By:	/s/ Paul D. McKinney
Paul D. McKinney
Chairman and Chief Executive Officer